SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2003

Dollar General Corporation
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-11421	61-0502302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (615) 855-4000

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)

Financial Statements.

None.

(b)

Pro Forma Financial Information.  None.

(c)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

ITEM 9.

REGULATION FD DISCLOSURE

On March 19, 2003, Dollar General Corporation (the “Company”) filed its Annual Report on Form 10-K for the fiscal year ended January 31, 2003,  which was accompanied by written  statements of the Acting Chief Executive Officer and the Chief Financial Officer of the Company  pursuant to 18 U.S.C.  Section  1350.  Copies of these  statements  are attached hereto as Exhibits 99.1 and 99.2.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOLLAR GENERAL CORPORATION

Date:  March 19, 2003

By:   /s/ Susan S. Lanigan_____________________________

Susan S. Lanigan

Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.

Description

99.1

Certification of Acting Chief Executive Officer, dated March 19, 2003, pursuant to 18 U.S.C. Section 1350.

99.2

Certification of the Chief Financial Officer, dated March 19, 2003, pursuant to 18 U.S.C. Section 1350.

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